VOYA MUTUAL FUNDS

Voya Global Diversified Payment Fund

(the "Fund")

Supplement dated January 8, 2021

to the Fund's Class A, Class C, Class I, Class R, Class R6, Class T and Class W

shares Prospectus dated February 28, 2020

(the "Prospectus")

The Fund combines a managed payment policy with a diversified investment portfolio of Voya mutual funds invested in global equity, fixed-income, and real estate securities.

1.The fourth and fifth sentence in the third paragraph in the section entitled "Principal Investment Strategies" of the Fund's Prospectus is hereby deleted in its entirety and replaced with the following:

The annual rate at which the Fund will make payments with respect to any share class is expected to range between 3.25% and 6.25%. During calendar year 2021, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, $0.038 per share for Class T shares, and $0.040 per share for Class W shares for 2021 based on Annual Payment Rates of 5.97% for Class A shares, 5.22% for Class C shares, 6.25% for Class I shares, 5.72% for Class R shares, 6.25% for Class R6 shares, 5.97% for Class T shares, and 6.25% for Class W shares.

2.The sixth sentence in the third paragraph in the section entitled "Principal Investment Strategies" of the Fund's Prospectus is hereby deleted in its entirety.

3.The fourth sentence of the first paragraph of the section entitled "More Information about the Fund – An Introduction to the Fund's Managed Payment Policy" of the Fund's Prospectus is hereby deleted and replaced with the following:

For calendar year 2021, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares, $0.038 per share for Class T shares, and $0.040 per share for Class W shares.

4.The third, fourth and fifth sentence of the second paragraph of the section entitled "More Information about the Fund – An Introduction to the Fund's Managed Payment Policy" of the Fund's Prospectus is hereby deleted and replaced with the following:

The annual rate at which any class will make payments will typically range between 3.25% and 6.25%. The level monthly payment amount for calendar year 2021 will be the product of: (i) the Annual Payment Rate of 5.97% for Class A shares, 5.22% for Class C shares, 6.25% for Class I shares, 5.72% for Class R shares, 6.25% for Class R6 shares, 5.97% for Class T shares, and 6.25% for Class W shares, divided by 12; and (ii) the average month end value of a reference account holding shares of the Fund (plus shares received with respect to re- investment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) ("Trailing Average Account Value"). On this basis, investors holding 10,000 shares would generate a monthly payment of $380 from holdings in Class A shares, $340 from holdings in Class C shares, $400 from holdings in Class I shares,

$360 from holdings in Class R shares, $400 from holdings in Class R6 shares, $380 from holdings in Class T shares, and $400 from holdings in Class W shares of the Fund during 2021.

5.The second paragraph of the section entitled "Dividends, Distributions, and Taxes – Dividends and Distributions" of the Fund's Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund's Sub-Adviser, with assistance from the Fund's Adviser, will determine the new Annual Payment Rate for the Fund each January, in its discretion within a range of 4.00% to 6.00% per annum for the Fund's Class A and Class T shares, 3.25% to 5.25% per annum for the Fund's Class C shares; 4.25% to 6.25% per annum for each of the Fund's Class I, Class R6, and Class W shares; and 3.75% to 5.75% per annum for the Fund's Class R shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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